UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND DAVIS INTERNATIONAL FUND

Shareholder Letter	2

Management’s Discussion of Fund Performance:
Davis Global Fund	3
Davis International Fund	5

Fund Overview:
Davis Global Fund	7
Davis International Fund	9

Expense Example	11

Schedule of Investments:
Davis Global Fund	13
Davis International Fund	16

Statements of Assets and Liabilities	19

Statements of Operations	21

Statements of Changes in Net Assets	22

Notes to Financial Statements	24

Financial Highlights	35

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	40

Privacy Notice and Householding	41

Directors and Officers	42

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses.  Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders.  In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.  Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund.  In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook.  You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.davisfunds.com or by calling 1-800-279-0279.

Co-portfolio manager of Davis Global Fund and Davis International Fund, Stephen Chen, will be departing our firm at the end of this year. On behalf of our colleagues, we thank him for his service and wish him the best. Danton Goei and Tania Pouschine will continue to serve as co-portfolio managers of the Funds.

We thank you for your continued trust.  We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

December 10, 2013

DAVIS GLOBAL FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Global Fund’s Class A shares delivered a total return on net asset value of 32.86% for the year ended October 31, 2013. Over the same time period, the Morgan Stanley Capital International All Country World Index (“Index”) returned 23.29%. All ten sectors1 within the Index delivered positive returns. The sectors within the Index delivering the strongest performance over the year were Consumer Discretionary, Health Care, and Industrials. The sectors within the Index delivering the weakest (but still positive) performance over the year were Materials, Utilities, and Energy. As of October 31, 2013, the Fund had approximately 49% of its net assets invested in foreign companies, 44% in U.S. companies, and 7% in other assets and liabilities.

The Fund’s Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund’s absolute performance over the year. Vipshop Holdings3, Netflix, Ctrip.com, Compagnie Financiere Richemont, Walt Disney, and Groupon were among the most important contributors to performance. The Fund no longer owns Groupon.

Information Technology companies were the second most important contributor to the Fund’s absolute performance. Google was among the most important contributors to performance.

Industrial companies were also an important contributor to the Fund’s absolute performance. Schneider Electric was among the most important contributors to performance.

Telecommunication Service companies detracted slightly from the Fund’s absolute performance. This was due to one holding, America Movil. The Fund no longer owns America Movil.

Other important detractors from performance included Brasil Pharma, Hang Lung Group, Potash, and Sinopharm Group.

The Fund’s U.S. holdings made the largest contributions to absolute performance, followed by the Fund’s Chinese holdings.

The Fund’s Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Consumer Discretionary companies out-performed the corresponding sector within the Index and also benefited from a higher average weighting in this stronger performing sector.

Information Technology companies were the second most important contributor to the Fund’s relative performance. The Fund’s Information Technology companies out-performed the corresponding sector within the Index and the Fund had about the same average weighting as the Index over the year.

Financial companies were the most important detractor from the Fund’s relative performance.  The Fund’s Financial companies under-performed the corresponding sector within the Index and the Fund had a lower average weighting in this stronger performing sector.

Telecommunication Service companies were the second most important detractor from the Fund’s relative performance. The Fund’s Telecommunication Service companies (consisting of only America Movil) under-performed the corresponding sector within the Index.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund’s principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares.

1     The companies included in the Morgan Stanley Capital International All Country World Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis Global Fund Class A versus the Morgan Stanley Capital International All Country World Index (MSCI ACWI®) for an investment made on December 22, 2004

Average Annual Total Return for periods ended October 31, 2013

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	32.86%	15.79%	7.18%	12/22/04	0.97%	0.97%
Class A - with sales charge	26.55%	14.67%	6.59%	12/22/04	0.97%	0.97%
Class B†, **	27.17%	14.18%	6.27%	12/22/04	2.39%	2.30%
Class C**	30.55%	14.66%	6.12%	12/22/04	1.94%	1.94%
Class Y	33.18%	16.08%	0.88%	07/25/07	0.72%	0.72%
MSCI ACWI®***	23.29%	13.47%	6.19%

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “Since Inception” return for Class B reflects Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B Shares are no longer offered for new purchases.

***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis International Fund’s Class A shares delivered a total return on net asset value of 24.22% for the year ended October 31, 2013. Over the same time period, the Morgan Stanley Capital International All Country World Index ex USA (“Index”) returned 20.29%. Nine out of ten sectors1 within the Index delivered positive returns. The sectors within the Index delivering the strongest performance over the year were Consumer Discretionary, Health Care, and Industrials. Materials delivered negative returns for the Index. The other sectors within the Index delivering the weakest (but still positive) performance over the year were Energy and Utilities. As of October 31, 2013, the Fund had approximately 93% of its net assets invested in foreign companies, 1% in U.S. companies, and 6% in other assets and liabilities.

The Fund’s Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund’s absolute performance over the year. Vipshop Holdings3, Ctrip.com, and Compagnie Financiere Richemont were among the most important contributors to performance.

Industrial companies were the second most important contributor to the Fund’s absolute performance. Schneider Electric was among the most important contributors to performance. LLX Logistica was among the most important detractors from performance. The Fund no longer owns LLX Logistica.

Health Care companies were also an important contributor to the Fund’s absolute performance. Roche Holding and Sinovac Biotech were among the most important contributors to performance. Sinopharm Group, Shandong Weigao Group, and Diagnosticos da America were among the most important detractors from performance.

Telecommunication Service companies detracted slightly from the Fund’s absolute performance. This was due to one holding, America Movil.

Other important detractors from performance included Brasil Pharma, Hang Lung Group, and Potash.

The Fund’s Chinese holdings made the largest contributions to absolute performance, followed by the Fund’s Swiss holdings.

The Fund’s Relative Performance

Consumer Discretionary companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Consumer Discretionary companies out-performed the corresponding sector within the Index and also benefited from a higher average weighting in this stronger performing sector.

Information Technology companies were the second most important contributor to the Fund’s relative performance. The Fund’s Information Technology companies out-performed the corresponding sector within the Index and the Fund had about the same average weighting as the Index over the year.

Energy companies were also an important contributor to the Fund’s relative performance. The Fund’s Energy companies out-performed the corresponding sector within the Index and also benefited from a lower average weighting in this weaker performing sector.

Financial companies were the most important detractor from the Fund’s relative performance. The Fund’s Financial companies under-performed the corresponding sector within the Index and the Fund had a lower relative average weighting in this stronger performing sector.

Telecommunication Service companies were the second most important detractor from the Fund’s relative performance. The Fund’s Telecommunication Service companies (consisting of only America Movil) under-performed the corresponding sector within the Index.

Davis International Fund’s investment objective is long-term growth of capital.  There can be no assurance that the Fund will achieve its objective.  Davis International Fund’s principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale.  Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.

1     The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund.  For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies.  The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA) for an investment made on December 29, 2006

Average Annual Total Return for periods ended October 31, 2013

Fund & Benchmark Index	1-Year	5-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	24.22%	12.02%	1.33%	12/29/06	1.28%	1.28%
Class A - with sales charge	18.32%	10.94%	0.61%	12/29/06	1.28%	1.28%
Class B**	18.96%	10.21%	0.02%	12/29/06	4.27%	2.30%
Class C**	22.11%	10.44%	0.02%	12/29/06	3.27%	2.30%
Class Y	24.79%	N/A	5.95%	12/31/09	0.85%	0.85%
MSCI ACWI® ex USA***	20.29%	12.48%	2.05%

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B Shares are no longer offered for new purchases.

***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/13 Net Assets)		(% of 10/31/13 Stock Holdings)
				MSCI
			Fund	ACWI®
Common Stock (Foreign)	49.40%	Information Technology	15.14%	12.05%
Common Stock (U.S.)	43.63%	Capital Goods	10.84%	7.83%
Stock Warrants	0.50%	Health Care	10.72%	10.07%
Short-Term Investments	0.79%	Transportation	10.30%	2.07%
Other Assets & Liabilities	5.68%	Retailing	9.56%	2.98%
	100.00%	Materials	8.75%	6.19%
		Food, Beverage & Tobacco	8.42%	6.02%
		Diversified Financials	6.75%	5.27%
		Consumer Durables & Apparel	5.63%	1.72%
		Media	5.39%	2.63%
		Real Estate	2.69%	2.85%
		Banks	2.35%	9.51%
		Energy	1.41%	9.89%
		Food & Staples Retailing	1.17%	2.26%
		Commercial & Professional Services	0.88%	0.84%
		Insurance	–	4.06%
		Other	–	13.76%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/2013 Stock Holdings)		(% of Fund’s 10/31/13 Net Assets)
United States	47.18%	Google Inc., Class A	6.17%
China	18.06%	Compagnie Financiere Richemont S.A., Unit A	4.95%
Switzerland	11.99%	Vipshop Holdings Ltd., ADS	3.71%
France	5.97%	Schneider Electric S.A.	3.71%
Netherlands	3.91%	UnitedHealth Group Inc.	3.57%
Brazil	2.75%	Kuehne & Nagel International AG	3.41%
Hong Kong	2.69%	Heineken Holding N.V.	3.34%
United Kingdom	2.42%	Berkshire Hathaway Inc., Class B	3.27%
Mexico	1.76%	Wesco Aircraft Holdings, Inc.	3.22%
Canada	1.22%	Ctrip.com International, Ltd., ADR	3.14%
Germany	1.16%
Belgium	0.89%
	100.00%

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2013

New Positions Added (11/01/12-10/31/13)
(Highlighted positions are those greater than 2.00% of the Fund’s 10/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/13 Net Assets
58.com Inc., ADR	Software & Services	10/31/13	0.10%
ASAC II L.P., Private Placement	Software & Services	10/10/13	1.47%
C.H. Robinson Worldwide, Inc.	Transportation	04/12/13	0.44%
Diagnosticos da America S.A.	Health Care Equipment & Services	04/03/13	0.93%
Experian PLC	Commercial & Professional Services	09/05/13	0.82%
Laboratory Corp. of America Holdings	Health Care Equipment & Services	01/25/13	1.83%
Lafarge S.A.	Materials	08/28/13	0.98%
Liberty Global PLC, Series C	Media	06/03/13	2.19%
Monsanto Co.	Materials	02/08/13	2.43%
Priceline.com Inc.	Retailing	08/01/13	1.42%
SINA Corp.	Software & Services	04/26/13	1.23%
SouFun Holdings Ltd., Class A, ADR	Software & Services	06/20/13	1.37%
Springleaf Holdings Inc.	Consumer Finance	10/15/13	0.20%
Textron Inc.	Capital Goods	07/05/13	1.30%
TransDigm Group, Inc.	Capital Goods	09/26/13	1.53%
UnitedHealth Group Inc.	Health Care Equipment & Services	01/29/13	3.57%
Wesco Aircraft Holdings, Inc.	Transportation	05/23/13	3.22%

Positions Closed (11/01/12-10/31/13)
(Gains and losses greater than $500,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
America Movil S.A.B. de C.V.,
Series L, ADR	Telecommunication Services	10/01/13	$(732,866)
Brookfield Asset Management Inc., Class A	Capital Markets	06/05/13	117,643
Brookfield Property Partners L.P.	Real Estate	06/05/13	(916)
China CITIC Bank Corp. Ltd. - H	Commercial Banks	06/21/13	(292,658)
China Merchants Bank Co., Ltd. - H,
Stock Rights	Commercial Banks	09/11/13	39,817
CNinsure, Inc., ADR	Insurance Brokers	02/25/13	(806,601)
Fairfax Financial Holdings Ltd.	Multi-line Insurance	06/05/13	134,466
Groupon, Inc.	Retailing	06/20/13	(1,402,520)
LLX Logistica S.A.	Transportation	12/17/12	(212,124)
MMX Mineracao e Metalicos S.A., Pfd.	Materials	12/27/12	2,094
Nielsen Holdings N.V.	Commercial & Professional Services	07/08/13	962,829
Oaktree Capital Group LLC, Class A	Capital Markets	06/05/13	356,079
OGX Petroleo e Gas Partcipacoes S.A.	Energy	12/28/12	(316,384)
Oracle Corp.	Software & Services	08/05/13	139,169
RHJ International	Diversified Financial Services	06/18/13	(602,437)
Sysco Corp.	Food & Staples Retailing	06/27/13	164,171
Tenaris S.A., ADR	Energy	02/11/13	161,979
Tiffany & Co.	Retailing	07/12/13	575,475
Western Union Co.	Software & Services	04/19/13	(318,752)

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/13 Net Assets)		(% of 10/31/13 Stock Holdings)
				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	92.62%	Health Care	12.64%	7.68%
Common Stock (U.S.)	0.87%	Capital Goods	12.45%	7.74%
Short-Term Investments	6.49%	Food, Beverage & Tobacco	12.23%	6.63%
Other Assets & Liabilities	0.02%	Retailing	8.97%	1.45%
	100.00%	Materials	8.71%	8.69%
		Information Technology	8.49%	6.38%
		Transportation	7.44%	2.33%
		Consumer Durables & Apparel	7.21%	2.00%
		Energy	3.66%	9.36%
		Real Estate	3.64%	3.21%
		Diversified Financials	3.33%	3.20%
		Commercial & Professional Services	3.13%	0.91%
		Media	2.55%	1.46%
		Banks	2.11%	15.63%
		Food & Staples Retailing	1.97%	2.22%
		Telecommunication Services	1.47%	5.79%
		Other	–	15.32%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/2013 Stock Holdings)		(% of Fund’s 10/31/13 Net Assets)
China	28.46%	Schneider Electric S.A.	6.18%
Switzerland	27.75%	Compagnie Financiere Richemont S.A., Unit A	6.03%
France	11.54%	Heineken Holding N.V.	5.26%
Netherlands	6.38%	Kuehne & Nagel International AG	4.75%
United Kingdom	4.98%	Ctrip.com International, Ltd., ADR	4.58%
Brazil	4.40%	Lindt & Spruengli AG - Participation Certificate	4.33%
Mexico	4.02%	Roche Holding AG - Genusschein	4.02%
Italy	3.66%	Vipshop Holdings Ltd., ADS	3.80%
Hong Kong	3.63%	Tenaris S.A., ADR	3.43%
Belgium	1.85%	Schindler Holding AG - Participation Certificate	3.40%
Germany	1.23%
Canada	1.17%
United States	0.93%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2013

New Positions Added (11/01/12-10/31/13)
(Highlighted positions are those greater than 2.00% of the Fund’s 10/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/13 Net Assets
58.com Inc., ADR	Software & Services	10/31/13	0.11%
Diagnosticos da America S.A.	Health Care Equipment & Services	04/09/13	1.54%
Experian PLC	Commercial & Professional Services	07/05/13	2.06%
Lafarge S.A.	Materials	08/28/13	1.96%
SINA Corp.	Software & Services	04/26/13	1.45%
SouFun Holdings Ltd., Class A, ADR	Software & Services	06/20/13	1.77%

Positions Closed (11/01/12-10/31/13)
(Gains and losses greater than $200,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Brookfield Asset Management Inc., Class A	Capital Markets	06/13/13	$82,773
Brookfield Property Partners L.P.	Real Estate	06/13/13	(346)
China CITIC Bank Corp. Ltd. - H	Commercial Banks	06/21/13	(241,930)
China Merchants Bank Co., Ltd. - H,
Stock Rights	Commercial Banks	09/11/13	40,618
CNinsure, Inc., ADR	Insurance Brokers	05/31/13	(571,142)
Fairfax Financial Holdings Ltd.	Multi-line Insurance	07/17/13	65,227
LLX Logistica S.A.	Transportation	12/17/12	(152,367)
MMX Mineracao e Metalicos S.A., Pfd.	Materials	12/27/12	271
OGX Petroleo e Gas Partcipacoes S.A.	Energy	12/28/12	(239,630)

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended October 31, 2013.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

DAVIS GLOBAL FUND	Expense Example – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value (05/01/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (05/01/13-10/31/13)
Davis Global Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,136.24	$5.12
Hypothetical	$1,000.00	$1,020.42	$4.84
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$1,128.36	$12.34
Hypothetical	$1,000.00	$1,013.61	$11.67
Class C (annualized expense ratio 1.91%**)
Actual	$1,000.00	$1,130.67	$10.26
Hypothetical	$1,000.00	$1,015.58	$9.70
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,137.19	$3.82
Hypothetical	$1,000.00	$1,021.63	$3.62

Davis International Fund
Class A (annualized expense ratio 1.27%**)
Actual	$1,000.00	$1,123.62	$6.80
Hypothetical	$1,000.00	$1,018.80	$6.46
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$1,117.51	$12.28
Hypothetical	$1,000.00	$1,013.61	$11.67
Class C (annualized expense ratio 2.30%**)
Actual	$1,000.00	$1,118.78	$12.28
Hypothetical	$1,000.00	$1,013.61	$11.67
Class Y (annualized expense ratio 0.82%**)
Actual	$1,000.00	$1,126.12	$4.39
Hypothetical	$1,000.00	$1,021.07	$4.18

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (93.03%)
CONSUMER DISCRETIONARY – (19.24%)
Consumer Durables & Apparel – (5.26%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	71,930	$7,376,521
Hunter Douglas N.V. (Netherlands)	10,890	473,075
		7,849,596
Media – (5.04%)
Grupo Televisa S.A.B., ADR (Mexico)	80,600	2,453,464
Liberty Global PLC, Series C *	43,540	3,259,186
Walt Disney Co.	26,310	1,804,603
		7,517,253
Retailing – (8.94%)
Ctrip.com International, Ltd., ADR (China)*	86,200	4,676,350
Netflix Inc. *	3,110	1,002,788
Priceline.com Inc. *	2,005	2,114,403
Vipshop Holdings Ltd., ADS (China)*	80,380	5,540,594
		13,334,135
	Total Consumer Discretionary	28,700,984
CONSUMER STAPLES – (8.96%)
Food & Staples Retailing – (1.09%)
Brasil Pharma S.A. (Brazil)*	438,800	1,625,765
Food, Beverage & Tobacco – (7.87%)
Coca-Cola Co.	57,270	2,266,174
Diageo PLC (United Kingdom)	19,681	627,028
Heineken Holding N.V. (Netherlands)	78,229	4,980,970
Lindt & Spruengli AG - Participation Certificate (Switzerland)	916	3,866,512
		11,740,684
	Total Consumer Staples	13,366,449
ENERGY – (1.32%)
Schlumberger Ltd.	21,050	1,972,806
	Total Energy	1,972,806
FINANCIALS – (10.54%)
Banks – (1.71%)
Commercial Banks – (1.71%)
China Merchants Bank Co., Ltd. - H (China)	372,178	739,267
Wells Fargo & Co.	42,200	1,801,518
		2,540,785
Diversified Financials – (6.31%)
Capital Markets – (1.74%)
CETIP S.A. - Mercados Organizados (Brazil)	74,220	822,973
Charles Schwab Corp.	78,040	1,767,606
		2,590,579
Consumer Finance – (0.20%)
Springleaf Holdings Inc. *	14,810	301,087
Diversified Financial Services – (4.37%)
Berkshire Hathaway Inc., Class B *	42,420	4,881,694
Groupe Bruxelles Lambert S.A. (Belgium)	13,943	1,245,099
Pargesa Holding S.A., Bearer Shares (Switzerland)	4,966	395,430
		6,522,223
		9,413,889

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (2.52%)
Hang Lung Group Ltd. (Hong Kong)	712,530	$3,758,865
	Total Financials	15,713,539
HEALTH CARE – (10.02%)
Health Care Equipment & Services – (8.95%)
Diagnosticos da America S.A. (Brazil)	271,310	1,392,762
Essilor International S.A. (France)	12,452	1,337,319
IDEXX Laboratories, Inc. *	16,338	1,762,217
Laboratory Corp. of America Holdings *	27,020	2,726,318
Sinopharm Group Co. - H (China)	301,880	815,734
UnitedHealth Group Inc.	78,000	5,324,280
		13,358,630
Pharmaceuticals, Biotechnology & Life Sciences – (1.07%)
Sinovac Biotech Ltd. (China)*	289,268	1,592,420
	Total Health Care	14,951,050
INDUSTRIALS – (20.60%)
Capital Goods – (10.14%)
Brenntag AG (Germany)	9,510	1,611,442
PACCAR Inc.	67,670	3,763,129
Schneider Electric S.A. (France)	65,750	5,539,329
Textron Inc.	67,220	1,935,264
TransDigm Group, Inc. *	15,650	2,275,666
		15,124,830
Commercial & Professional Services – (0.82%)
Experian PLC (United Kingdom)	60,300	1,227,899
Transportation – (9.64%)
C.H. Robinson Worldwide, Inc.	10,900	651,275
China Merchants Holdings International Co., Ltd. (China)	524,131	1,855,720
Expeditors International of Washington, Inc.	43,670	1,977,596
Kuehne & Nagel International AG (Switzerland)	40,205	5,082,397
Wesco Aircraft Holdings, Inc. *	262,340	4,806,069
		14,373,057
	Total Industrials	30,725,786
INFORMATION TECHNOLOGY – (14.16%)
Software & Services – (14.16%)
58.com Inc., ADR (China)*	6,440	155,333
Angie's List Inc. *	161,980	2,283,108
ASAC II L.P., Private Placement *(a)	2,100,000	2,194,920
Google Inc., Class A *	8,928	9,201,152
NetEase, Inc., ADR (China)	18,240	1,231,383
SINA Corp. (China)*	21,890	1,829,019
SouFun Holdings Ltd., Class A, ADR (China)	38,500	2,049,355
Youku Tudou Inc., ADR (China)*	79,622	2,168,903
	Total Information Technology	21,113,173

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2013

	Shares/ Principal/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (8.19%)
Air Products and Chemicals, Inc.	12,610	$1,374,616
BHP Billiton PLC (United Kingdom)	28,379	878,433
Greatview Aseptic Packaging Co., Ltd. (China)	4,026,020	2,534,113
Lafarge S.A. (France)	21,070	1,458,425
Monsanto Co.	34,590	3,627,799
Potash Corp. of Saskatchewan Inc. (Canada)	54,520	1,695,572
Rio Tinto PLC (United Kingdom)	12,710	643,575
Total Materials		12,212,533
	TOTAL COMMON STOCK – (Identified cost $109,591,943)	138,756,320
STOCK WARRANTS – (0.50%)
FINANCIALS – (0.50%)
Banks – (0.50%)
Commercial Banks – (0.50%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	48,510	739,777
	TOTAL STOCK WARRANTS – (Identified cost $372,195)	739,777
SHORT-TERM INVESTMENTS – (0.79%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.11%, 11/01/13, dated 10/31/13, repurchase value of $1,178,004 (collateralized by: U.S. Government agency obligations in a pooled cash account, 1.125%-4.00%, 07/31/18-04/30/20, total market value $1,201,560)	$1,178,000	1,178,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,178,000)	1,178,000
	Total Investments – (94.32%) – (Identified cost $111,142,138) – (b)	140,674,097
	Other Assets Less Liabilities – (5.68%)	8,473,694
	Net Assets – (100.00%)	$149,147,791

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $112,018,246. At October 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$32,717,523
	Unrealized depreciation	(4,061,672)
	Net unrealized appreciation	$28,655,851

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (93.49%)
CONSUMER DISCRETIONARY – (17.51%)
Consumer Durables & Apparel – (6.74%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	37,250	$3,820,039
Hunter Douglas N.V. (Netherlands)	10,370	450,485
		4,270,524
Media – (2.39%)
Grupo Televisa S.A.B., ADR (Mexico)	49,650	1,511,346
Retailing – (8.38%)
Ctrip.com International, Ltd., ADR (China)*	53,500	2,902,375
Vipshop Holdings Ltd., ADS (China)*	34,900	2,405,657
		5,308,032
	Total Consumer Discretionary	11,089,902
CONSUMER STAPLES – (13.28%)
Food & Staples Retailing – (1.84%)
Brasil Pharma S.A. (Brazil)*	314,600	1,165,601
Food, Beverage & Tobacco – (11.44%)
Heineken Holding N.V. (Netherlands)	52,270	3,328,117
Lindt & Spruengli AG - Participation Certificate (Switzerland)	650	2,743,704
Nestle S.A. (Switzerland)	16,210	1,170,172
		7,241,993
	Total Consumer Staples	8,407,594
ENERGY – (3.43%)
Tenaris S.A., ADR (Italy)	46,350	2,169,644
	Total Energy	2,169,644
FINANCIALS – (8.48%)
Banks – (1.97%)
Commercial Banks – (1.97%)
China Merchants Bank Co., Ltd. - H (China)	628,069	1,247,551
Diversified Financials – (3.11%)
Capital Markets – (0.73%)
CETIP S.A. - Mercados Organizados (Brazil)	42,000	465,708
Diversified Financial Services – (2.38%)
Groupe Bruxelles Lambert S.A. (Belgium)	9,700	866,202
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,160	410,878
RHJ International (Belgium)*	43,571	227,760
		1,504,840
		1,970,548
Real Estate – (3.40%)
Hang Lung Group Ltd. (Hong Kong)	408,000	2,152,354
	Total Financials	5,370,453
HEALTH CARE – (11.81%)
Health Care Equipment & Services – (6.63%)
Diagnosticos da America S.A. (Brazil)	189,800	974,333
Essilor International S.A. (France)	15,610	1,676,482
Shandong Weigao Group Medical Polymer Co. Ltd. - H (China)	310,000	290,288
Sinopharm Group Co. - H (China)	466,800	1,261,377
		4,202,480

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (5.18%)
Roche Holding AG - Genusschein (Switzerland)	9,200	$2,547,022
Sinovac Biotech Ltd. (China)*	132,985	732,082
		3,279,104
	Total Health Care	7,481,584
INDUSTRIALS – (21.53%)
Capital Goods – (11.64%)
ABB Ltd., ADR (Switzerland)	22,590	575,367
Brenntag AG (Germany)	4,300	728,623
Schindler Holding AG - Participation Certificate (Switzerland)	15,200	2,155,993
Schneider Electric S.A. (France)	46,460	3,914,178
		7,374,161
Commercial & Professional Services – (2.93%)
Experian PLC (United Kingdom)	64,200	1,307,316
Nielsen Holdings N.V.	13,900	548,216
		1,855,532
Transportation – (6.96%)
China Merchants Holdings International Co., Ltd. (China)	395,329	1,399,688
Kuehne & Nagel International AG (Switzerland)	23,780	3,006,079
		4,405,767
	Total Industrials	13,635,460
INFORMATION TECHNOLOGY – (7.93%)
Software & Services – (7.93%)
58.com Inc., ADR (China)*	2,890	69,707
NetEase, Inc., ADR (China)	22,140	1,494,671
SINA Corp. (China)*	11,000	919,105
SouFun Holdings Ltd., Class A, ADR (China)	21,000	1,117,830
Youku Tudou Inc., ADR (China)*	52,270	1,423,835
	Total Information Technology	5,025,148
MATERIALS – (8.14%)
BHP Billiton PLC (United Kingdom)	27,680	856,796
Greatview Aseptic Packaging Co., Ltd. (China)	2,517,100	1,584,348
Lafarge S.A. (France)	17,930	1,241,080
Potash Corp. of Saskatchewan Inc. (Canada)	22,300	693,530
Rio Tinto PLC (United Kingdom)	15,442	781,911
	Total Materials	5,157,665
TELECOMMUNICATION SERVICES – (1.38%)
America Movil S.A.B. de C.V., Series L, ADR (Mexico)	40,710	871,601
	Total Telecommunication Services	871,601
	TOTAL COMMON STOCK – (Identified cost $47,186,908)	59,209,051

DAVIS INTERNATIONAL – (CONTINUED)	Schedule of Investments
October 31, 2013

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (6.49%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.11%, 11/01/13, dated 10/31/13, repurchase value of $4,107,013 (collateralized by: U.S. Government agency obligations in a pooled cash account, 1.125%-4.00%, 07/31/18-04/30/20, total market value $4,189,140)	$4,107,000	4,107,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,107,000)	4,107,000
	Total Investments – (99.98%) – (Identified cost $51,293,908) – (a)	63,316,051
	Other Assets Less Liabilities – (0.02%)	15,723
	Net Assets – (100.00%)	$63,331,774

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $52,139,556. At October 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$14,429,643
	Unrealized depreciation	(3,253,148)
	Net unrealized appreciation	$11,176,495

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2013

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$140,674,097	$63,316,051
Cash	1,171	1,413
Receivables:
Capital stock sold	8,631,432	11,305
Dividends and interest	174,342	154,035
Investment securities sold	–	2,409
Prepaid expenses	2,836	1,591
Due from Adviser	169	382
Total assets	149,484,047	63,487,186
LIABILITIES:
Payables:
Capital stock redeemed	12,750	191
Investment securities purchased	149,440	49,130
Accrued audit fees	15,030	15,030
Accrued custodian fees	19,000	12,450
Accrued distribution and service plan fees	12,450	1,152
Accrued investment advisory fee	66,563	30,575
Accrued registration and filing fees	33,900	33,960
Other accrued expenses	27,123	12,924
Total liabilities	336,256	155,412
NET ASSETS	$149,147,791	$63,331,774
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$441,695	$313,589
Additional paid-in capital	133,400,260	59,213,026
Undistributed net investment income (loss)	1,879	(358,372)
Accumulated net realized losses from investments	(14,231,932)	(7,862,007)
Net unrealized appreciation on investments and foreign currency transactions	29,535,889	12,025,538
Net Assets	$149,147,791	$63,331,774

*Including:
Cost of investments	$111,142,138	$51,293,908

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At October 31, 2013

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$39,792,499	$4,497,124
Shares outstanding	2,350,514	441,590
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$16.93	$10.18
Maximum offering price per share (100/95.25 of net asset value)†	$17.77	$10.69
CLASS B SHARES:
Net assets	$1,459,426	$126,269
Shares outstanding	89,282	12,762
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$16.35	$9.89
CLASS C SHARES:
Net assets	$8,716,126	$365,224
Shares outstanding	530,102	36,944
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$16.44	$9.89
CLASS Y SHARES:
Net assets	$99,179,740	$58,343,157
Shares outstanding	5,864,010	5,780,489
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$16.91	$10.09

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2013

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$2,076,189	$997,165
Interest	2,200	3,407
Total income	2,078,389	1,000,572

Expenses:
Investment advisory fees (Note 3)	746,240	310,242
Custodian fees	99,558	64,790
Transfer agent fees:
Class A	44,300	9,282
Class B	10,064	3,018
Class C	18,081	3,556
Class Y	7,083	2,048
Audit fees	20,040	20,040
Legal fees	394	163
Accounting fees (Note 3)	3,000	3,000
Reports to shareholders	21,597	9,532
Directors’ fees and expenses	6,494	4,410
Registration and filing fees	57,652	54,500
Miscellaneous	13,710	11,203
Payments under distribution plan (Note 3):
Class A	47,698	7,836
Class B	14,788	1,241
Class C	79,697	2,494
Total expenses	1,190,396	507,355
Reimbursement of expenses by Adviser (Note 3)	(1,311)	(4,880)
Net expenses	1,189,085	502,475
Net investment income	889,304	498,097

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	9,386,630	26,088
Foreign currency transactions	(4,609)	(4,859)
Net realized gain	9,382,021	21,229
Net increase in unrealized appreciation	28,221,438	12,010,101
Net realized and unrealized gain on investments and foreign currency transactions	37,603,459	12,031,330
Net increase in net assets resulting from operations	$38,492,763	$12,529,427

*Net of foreign taxes withheld as follows	$137,217	$108,637

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2013

	Davis Global Fund	Davis International Fund

OPERATIONS:
Net investment income	$889,304	$498,097
Net realized gain from investments and foreign currency transactions	9,382,021	21,229
Net increase in unrealized appreciation on investments and foreign currency transactions	28,221,438	12,010,101
Net increase in net assets resulting from operations	38,492,763	12,529,427

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(394,380)	(44,821)
Class B	(689)	(339)
Class C	(26,371)	(784)
Class Y	(1,361,660)	(802,577)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(610,574)	306,311
Class B	(448,600)	(8,306)
Class C	(1,151,358)	79,915
Class Y	(11,206,153)	748,307
Total increase in net assets	23,292,978	12,807,133

NET ASSETS:
Beginning of year	125,854,813	50,524,641
End of year*	$149,147,791	$63,331,774

*Including undistributed net investment income (loss) of	$1,879	$(358,372)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2012

	Davis Global Fund	Davis International Fund

OPERATIONS:
Net investment income	$784,302	$443,274
Net realized gain (loss) from investments and foreign currency transactions	3,897,469	(4,239,069)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,924,464	6,518,590
Net increase in net assets resulting from operations	7,606,235	2,722,795

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(90,761)	(50,514)
Class Y	(531,315)	(642,988)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(1,537,409)	255,214
Class B	(550,650)	(30,693)
Class C	(2,110,021)	5,108
Class Y	(7,780,324)	757,853
Total increase (decrease) in net assets	(4,994,245)	3,016,775

NET ASSETS:
Beginning of year	130,849,058	47,507,866
End of year*	$125,854,813	$50,524,641

*Including undistributed net investment income (loss) of	$472,914	$(3,089)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively “Funds”):

Davis Global Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds’ shares.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. New Class B share account applications will be returned and any investments for existing Class B share accounts will be made in Class A shares of Davis Government Money Market Fund. Investors may continue to exchange Class B shares of other Davis Funds for Class B shares of Davis Global Fund or Davis International Fund and to exchange Davis Global Fund or Davis International Fund Class B shares for Class B shares of other Davis Funds. Class A shares are sold with a front-end sales charge. Class C shares are sold and Class B shares were sold at net asset value and both may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, pricing partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership’s interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of October 31, 2013 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$28,700,984	$11,089,902
Consumer Staples	13,366,449	8,407,594
Energy	1,972,806	2,169,644
Financials	16,453,316	5,370,453
Health Care	14,951,050	7,481,584
Industrials	30,725,786	13,635,460
Information Technology	18,918,253	5,025,148
Materials	12,212,533	5,157,665
Telecommunication Services	–	871,601
Total Level 1	137,301,177	59,209,051

Level 2 – Other Significant Observable Inputs:
Short-term securities	1,178,000	4,107,000
Total Level 2	1,178,000	4,107,000

Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	2,194,920	–
Total Level 3	2,194,920	–
Total Investments	$140,674,097	$63,316,051

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2013.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2013:

Davis Global Fund
Investment Securities:
Beginning balance	$–
Cost of purchases	2,100,000
Increase in unrealized appreciation	94,920
Ending balance	$2,194,920

Increase in unrealized appreciation during the period on Level 3 securities still held at October 31, 2013 and included in the change in net assets for the period	$94,920

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases may include securities received through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value.  Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table for Davis Global Fund
	Fair Value at	Valuation	Unobservable
Investments at Value	October 31, 2013	Technique	Input	Amount
Equity securities	$2,194,920	waterfall methodology based off underlying investment value, then applying liquidity discount	Discount rate	15%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund’s investment.  Generally, an increase in discount rates would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - (Continued)

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At October 31, 2013, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
	Davis Global Fund	Davis International Fund
Expiring
10/31/2016	$–	$784,000
10/31/2017	12,358,000	2,187,000
10/31/2018	1,785,000	657,000
No Expiration
Short-term	–	170,000
Long-term	–	4,064,000
Total	$14,143,000	$7,862,000

Utilized
During the year ended October 31, 2013	$8,426,000	$–

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds.  The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended October 31, 2013, for Davis Global Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $422,761 and a corresponding increase to accumulated net realized losses from investments and foreign currency transactions; for Davis International Fund, amounts have been reclassified to reflect an increase in undistributed net investment loss of $4,859 and a corresponding decrease to accumulated net realized losses from investments and foreign currency transactions. The Funds’ net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2013 and 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2013	$1,783,100	$–	$–	$1,783,100
2012	622,076	–	–	622,076

Davis International Fund
2013	$848,521	$–	$–	$848,521
2012	693,502	–	–	693,502

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed net investment income	$793,713	$489,024
Accumulated net realized losses from investments and foreign currency transactions	(14,143,270)	(7,862,007)
Net unrealized appreciation on investments	28,659,781	11,179,888
Total	$15,310,224	$3,806,905

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2013 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$39,647,871	$6,372,115
Proceeds from sales	62,646,838	7,038,277

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the year ended October 31, 2013, such reimbursements for Davis Global Fund amounted to $1,311 for Class B and Davis International Fund amounted to $2,452 and $2,428 for Class B and Class C, respectively.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$7,936	$1,151
Accounting fees paid to Adviser	3,000	3,000

Distribution Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Plan Fees - (Continued)

	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Distribution fees:
Class B	$11,132	$933
Class C	59,773	1,870

Service fees:
Class A	47,698	7,836
Class B	3,656	308
Class C	19,924	624

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B Shares are no longer offered for new purchases. Class B shares of the Funds were sold and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$4,062	$1,411
Class A commissions re-allowed to investment dealers	22,286	7,564
Total commissions earned on sales of Class A	$26,348	$8,975

Commission advances by the Distributor on the sale of:
Class B	$615	$1,480
Class C	2,731	1,481

CDSCs received by the Distributor from:
Class B	1,913	–
Class C	735	–

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 4 - CAPITAL STOCK

At October 31, 2013, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 175 million shares each are designated to Davis Global Fund and Davis International Fund. As of May 1, 2013, Class B Shares are no longer offered for new purchases. Transactions in capital stock were as follows:

Class A	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Shares sold	287,019	83,451
Shares issued in reinvestment of distributions	26,886	5,076
	313,905	88,527
Shares redeemed	(353,619)	(54,997)
Net increase (decrease)	(39,714)	33,530

Proceeds from shares sold	$4,112,873	$750,536
Proceeds from shares issued in reinvestment of distributions	363,235	43,709
	4,476,108	794,245
Cost of shares redeemed*	(5,086,682)	(487,934)
Net increase (decrease)	$(610,574)	$306,311

* Net of redemption fees as follows	$391	$–

Class A	Year ended October 31, 2012
	Davis Global Fund	Davis International Fund
Shares sold	403,890	105,308
Shares issued in reinvestment of distributions	7,023	6,403
	410,913	111,711
Shares redeemed	(521,110)	(78,960)
Net increase (decrease)	(110,197)	32,751

Proceeds from shares sold	$4,915,831	$845,994
Proceeds from shares issued in reinvestment of distributions	83,641	48,084
	4,999,472	894,078
Cost of shares redeemed*	(6,536,881)	(638,864)
Net increase (decrease)	$(1,537,409)	$255,214

* Net of redemption fees as follows	$426	$–

Class B	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Shares sold	6,316	4,796
Shares issued in reinvestment of distributions	51	40
	6,367	4,836
Shares redeemed	(38,068)	(5,718)
Net decrease	(31,701)	(882)

Proceeds from shares sold	$92,719	$42,139
Proceeds from shares issued in reinvestment of distributions	667	339
	93,386	42,478
Cost of shares redeemed	(541,986)	(50,784)
Net decrease	$(448,600)	$(8,306)

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 4 - CAPITAL STOCK – (CONTINUED)

Class B	Year ended October 31, 2012
	Davis Global Fund	Davis International Fund
Shares sold	12,405	3,489
Shares issued in reinvestment of distributions	–	–
	12,405	3,489
Shares redeemed	(58,342)	(7,361)
Net decrease	(45,937)	(3,872)

Proceeds from shares sold	$155,484	$27,916
Proceeds from shares issued in reinvestment of distributions	–	–
Cost of shares redeemed*	(706,134)	(58,609)
Net decrease	$(550,650)	$(30,693)

* Net of redemption fees as follows	$–	$345

Class C	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Shares sold	51,565	17,703
Shares issued in reinvestment of distributions	1,909	93
	53,474	17,796
Shares redeemed	(139,094)	(9,811)
Net increase (decrease)	(85,620)	7,985

Proceeds from shares sold	$756,329	$161,541
Proceeds from shares issued in reinvestment of distributions	25,253	784
	781,582	162,325
Cost of shares redeemed*	(1,932,940)	(82,410)
Net increase (decrease)	$(1,151,358)	$79,915

* Net of redemption fees as follows	$962	$–

Class C	Year ended October 31, 2012
	Davis Global Fund	Davis International Fund
Shares sold	38,191	12,389
Shares issued in reinvestment of distributions	–	–
	38,191	12,389
Shares redeemed	(209,348)	(12,023)
Net increase (decrease)	(171,157)	366

Proceeds from shares sold	$470,172	$97,465
Proceeds from shares issued in reinvestment of distributions	–	–
	470,172	97,465
Cost of shares redeemed*	(2,580,193)	(92,357)
Net increase (decrease)	$(2,110,021)	$5,108

* Net of redemption fees as follows	$6	$51

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 4 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended October 31, 2013
	Davis Global Fund	Davis International Fund
Shares sold	556,708	24,765
Shares issued in reinvestment of distributions	100,939	94,401
	657,647	119,166
Shares redeemed	(1,451,247)	(30,894)
Net increase (decrease)	(793,600)	88,272

Proceeds from shares sold	$9,321,793	$224,222
Proceeds from shares issued in reinvestment of distributions	1,359,639	802,405
	10,681,432	1,026,627
Cost of shares redeemed*	(21,887,585)	(278,320)
Net increase (decrease)	$(11,206,153)	$748,307

* Net of redemption fees as follows	$270	$–

Class Y	Year ended October 31, 2012
	Davis Global Fund	Davis International Fund
Shares sold	1,558,945	32,065
Shares issued in reinvestment of distributions	44,280	86,773
	1,603,225	118,838
Shares redeemed	(2,196,236)	(17,578)
Net increase (decrease)	(593,011)	101,260

Proceeds from shares sold	$20,280,573	$250,976
Proceeds from shares issued in reinvestment of distributions	525,600	642,988
	20,806,173	893,964
Cost of shares redeemed*	(28,586,497)	(136,111)
Net increase (decrease)	$(7,780,324)	$757,853

* Net of redemption fees as follows	$200	$–

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2013

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Funds had no borrowings during the year ended October 31, 2013.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Global Fund amounted to $2,194,920 or 1.47% of the Fund’s net assets as of October 31, 2013. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of October 31, 2013

Davis Global Fund	ASAC II L.P., Private Placement	10/10/13	2,100,000	$1.00	$1.0452

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2013	$12.90	$0.08d	$4.12	$4.20
Year ended October 31, 2012	$12.25	$0.06d	$0.63	$0.69
Year ended October 31, 2011	$13.32	$0.09d	$(0.93)	$(0.84)
Year ended October 31, 2010	$11.28	$0.09d	$2.04	$2.13
Year ended October 31, 2009	$8.51	$0.07d	$2.75	$2.82
Davis Global Fund Class B:
Year ended October 31, 2013	$12.47	$(0.11)d	$4.00	$3.89
Year ended October 31, 2012	$11.96	$(0.09)d	$0.60	$0.51
Year ended October 31, 2011	$13.01	$(0.06)d	$(0.91)	$(0.97)
Year ended October 31, 2010	$11.07	$(0.06)d	$2.00	$1.94
Year ended October 31, 2009	$8.39	$(0.02)d	$2.70	$2.68
Davis Global Fund Class C:
Year ended October 31, 2013	$12.54	$(0.06)d	$4.01	$3.95
Year ended October 31, 2012	$11.99	$(0.06)d	$0.61	$0.55
Year ended October 31, 2011	$13.03	$(0.02)d	$(0.91)	$(0.93)
Year ended October 31, 2010	$11.07	$(0.03)d	$1.99	$1.96
Year ended October 31, 2009	$8.39	$(0.02)d	$2.70	$2.68
Davis Global Fund Class Y:
Year ended October 31, 2013	$12.89	$0.12d	$4.11	$4.23
Year ended October 31, 2012	$12.24	$0.09d	$0.63	$0.72
Year ended October 31, 2011	$13.30	$0.14d	$(0.94)	$(0.80)
Year ended October 31, 2010	$11.27	$0.12d	$2.03	$2.15
Year ended October 31, 2009	$8.51	$0.08d	$2.76	$2.84
Davis International Fund Class A:
Year ended October 31, 2013	$8.30	$0.05d	$1.94	$1.99
Year ended October 31, 2012	$8.02	$0.05d	$0.37	$0.42
Year ended October 31, 2011	$9.17	$(0.04)d	$(1.07)	$(1.11)
Year ended October 31, 2010	$7.89	$0.03d	$1.33	$1.36
Year ended October 31, 2009	$6.15	$0.07	$1.79	$1.86
Davis International Fund Class B:
Year ended October 31, 2013	$8.07	$(0.03)d	$1.88	$1.85
Year ended October 31, 2012	$7.74	$(0.04)d	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)d	$(1.29)	$(1.34)
Year ended October 31, 2010	$7.82	$(0.02)d	$1.29	$1.27
Year ended October 31, 2009	$6.06	$–e	$1.78	$1.78

Financial Highlights

	Dividends and Distributions						Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.17)	$–	$–	$(0.17)	$16.93	32.86%	$39,792	0.97%	0.97%	0.56%	30%
$(0.04)	$–	$–	$(0.04)	$12.90	5.63%	$30,826	1.05%	1.05%	0.46%	43%
$(0.23)	$–	$–	$(0.23)	$12.25	(6.48)%	$30,638	1.03%	1.03%	0.72%	28%
$(0.09)	$–	$–	$(0.09)	$13.32	18.96%	$49,697	1.06%	1.06%	0.76%	28%
$(0.05)	$–	$–	$(0.05)	$11.28	33.32%	$41,456	1.31%	1.30%	0.73%	32%

$(0.01)	$–	$–	$(0.01)	$16.35	31.17%	$1,459	2.39%	2.30%	(0.77)%	30%
$–	$–	$–	$–	$12.47	4.26%	$1,509	2.41%	2.30%	(0.79)%	43%
$(0.08)	$–	$–	$(0.08)	$11.96	(7.56)%	$1,996	2.23%	2.23%	(0.48)%	28%
$–	$–	$–	$–	$13.01	17.52%	$3,226	2.27%	2.27%	(0.45)%	28%
$–	$–	$–	$–	$11.07	31.94%	$3,034	2.57%	2.30%	(0.27)%	32%

$(0.05)	$–	$–	$(0.05)	$16.44	31.55%	$8,716	1.94%	1.94%	(0.41)%	30%
$–	$–	$–	$–	$12.54	4.59%	$7,718	1.99%	1.99%	(0.48)%	43%
$(0.11)	$–	$–	$(0.11)	$11.99	(7.26)%	$9,431	1.96%	1.96%	(0.21)%	28%
$–	$–	$–	$–	$13.03	17.70%	$12,022	2.05%	2.05%	(0.23)%	28%
$–	$–	$–	$–	$11.07	31.94%	$9,570	2.33%	2.30%	(0.27)%	32%

$(0.21)	$–	$–	$(0.21)	$16.91	33.18%	$99,180	0.72%	0.72%	0.81%	30%
$(0.07)	$–	$–	$(0.07)	$12.89	5.96%	$85,802	0.75%	0.75%	0.76%	43%
$(0.26)	$–	$–	$(0.26)	$12.24	(6.24)%	$88,784	0.76%	0.76%	0.99%	28%
$(0.12)	$–	$–	$(0.12)	$13.30	19.13%	$23,548	0.83%	0.83%	0.99%	28%
$(0.08)	$–	$–	$(0.08)	$11.27	33.70%	$14,012	1.04%	1.04%	0.99%	32%

$(0.11)	$–	$–	$(0.11)	$10.18	24.22%	$4,497	1.28%	1.28%	0.49%	12%
$(0.14)	$–	$–	$(0.14)	$8.30	5.39%	$3,387	1.37%	1.30%	0.55%	8%
$(0.04)	$–	$–	$(0.04)	$8.02	(12.19)%	$3,012	0.94%	0.94%	(0.44)%	14%
$(0.08)	$–	$–	$(0.08)	$9.17	17.32%	$50,776	1.81%	1.30%	0.41%	20%
$(0.12)	$–	$–	$(0.12)	$7.89	30.80%	$13,121	1.38%	1.30%	1.04%	25%

$(0.03)	$–	$–	$(0.03)	$9.89	22.96%	$126	4.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.07	4.26%	$110	4.40%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.74	(14.76)%	$136	5.31%	2.30%	(0.60)%	14%
$(0.01)	$–	$–	$(0.01)	$9.08	16.25%	$78	8.05%	2.30%	(0.59)%	20%
$(0.02)	$–	$–	$(0.02)	$7.82	29.54%	$2	9.98%	2.30%	0.04%	25%

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class C:
Year ended October 31, 2013	$8.06	$(0.06)d	$1.92	$1.86
Year ended October 31, 2012	$7.73	$(0.04)d	$0.37	$0.33
Year ended October 31, 2011	$9.08	$(0.05)d	$(1.30)	$(1.35)
Year ended October 31, 2010	$7.82	$–d,e	$1.27	$1.27
Year ended October 31, 2009	$6.07	$–e	$1.77	$1.77
Davis International Fund Class Y:
Year ended October 31, 2013	$8.22	$0.08d	$1.93	$2.01
Year ended October 31, 2012	$7.89	$0.08d	$0.37	$0.45
Year ended October 31, 2011	$9.19	$0.14d	$(1.38)	$(1.24)
Period from December 31, 2009f to October 31, 2010	$8.40	$0.08d	$0.71	$0.79

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights – (Continued)

	Dividends and Distributions						Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.03)	$–	$–	$(0.03)	$9.89	23.11%	$365	3.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.06	4.27%	$233	3.88%	2.30%	(0.45)%	8%
$–	$–	$–	$–	$7.73	(14.87)%	$221	3.13%	2.30%	(0.58)%	14%
$(0.01)	$–	$–	$(0.01)	$9.08	16.25%	$52	9.91%	2.30%	(0.59)%	20%
$(0.02)	$–	$–	$(0.02)	$7.82	29.32%	$2	10.17%	2.30%	0.04%	25%

$(0.14)	$–	$–	$(0.14)	$10.09	24.79%	$58,343	0.85%	0.85%	0.92%	12%
$(0.12)	$–	$–	$(0.12)	$8.22	5.80%	$46,794	0.90%	0.90%	0.95%	8%
$(0.06)	$–	$–	$(0.06)	$7.89	(13.61)%	$44,140	0.89%	0.89%	1.52%	14%
$–	$–	$–	$–	$9.19	9.40%	$409	2.92%g	1.05%g	1.14%g	20%

d	Per share calculations were based on average shares outstanding for the period.

e	Less than $0.005 per share.

f	Inception date of class.

g	Annualized.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series comprising Davis New York Venture Fund, Inc.), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Global Fund and Davis International Fund as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 19, 2013

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2014 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2013.  Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2013 with their 2013 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2013, $1,783,100 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $590,832 or 33% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2013, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $1,783,100 or 100% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis Global Fund designates $105,530 as foreign taxes paid during the year ended October 31, 2013.  Approximately 70% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2013 was derived from foreign sourced income of $1,540,227.  The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2013, $848,521 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2013, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $773,085 or 91% as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code, Davis International Fund designates $88,147 as foreign taxes paid during the year ended October 31, 2013.  Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2013 was derived from foreign sourced income of $1,107,613.  The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company.	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing, Inc. (heat
transfer technology); Director,
Chicago Bridge & Iron Co.,
N.V. (industrial construction
and engineering); Director,
Fifth Third Bancorp
(diversified financial services).

DAVIS GLOBAL FUND	Directors and Officers – (Continued)
DAVIS INTERNATIONAL FUND

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	15	Director, Selected Funds (consisting of two portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, Selected Funds (consisting of two portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com.  Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2013 and October 31, 2012 were $40,080 and $38,880, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends October 31, 2013 and October 31, 2012 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2013 and October 31, 2012  were $15,510 and $14,312, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2013 and October 31, 2012 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
                     Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2013 and October 31, 2012 .  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  January 6, 2014

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: January 6, 2014